UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2021

Cushman & Wakefield plc

(Exact name of registrant specified in its charter)

England and Wales	001-38611	98-1193584
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices, including zip code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2021, Cushman & Wakefield plc (the “Company”) and Cushman & Wakefield Global, Inc. entered into a side letter agreement (the “Side Letter”) with Brett White, the Executive Chairman of the Company’s Board of Directors (the “Board”), in connection with Mr. White’s previously announced resignation as Chief Executive Officer of the Company. Pursuant to the terms of the Side Letter, Mr. White’s resignation is confirmed as a Qualifying Resignation as defined under Mr. White’s Amended and Restated Employment Agreement (the “Employment Agreement”), dated as of August 27, 2020, which Qualifying Resignation accelerates and vests certain of Mr. White’s equity awards in accordance with the terms of the Employment Agreement. Following the Qualifying Resignation, the Company has no obligation to provide any additional salary or bonus to Mr. White, except that he remains eligible to receive his Annual Bonus (as defined in the Employment Agreement) for the 2021 calendar year. The Side Letter also extends the restrictive covenants in the Employment Agreement to apply to Mr. White through June 30, 2025; however, Mr. White is permitted to participate in certain non-competitive activities outside of the Company.

This summary of the Side Letter does not purport to be complete and is qualified in its entirety by the text of the Side Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

10.1	Side Letter, dated December 31, 2021, by and among Cushman & Wakefield Global, Inc., Cushman & Wakefield plc and Brett White

104	Cover Page Interactive Data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2021	CUSHMAN & WAKEFIELD PLC

	By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Executive Vice President, General Counsel and Corporate Secretary